N e w s R e l e a s e

October 18, 2010	Exhibit 99.1

Park National Corporation reports third quarter 2010
financial results and declares quarterly cash dividend

NEWARK, Ohio — Park National Corporation (Park) (NYSE Amex: PRK) today announced financial results for the three month period (third quarter) and nine month period ended September 30, 2010. Park's Board of Directors also declared a $0.94 per common share quarterly cash dividend, payable on December 10, 2010 to common shareholders of record as of November 24, 2010.

For the three and nine month periods ended September 30, 2010, Park reported net income of $19.6 million and $61.5 million, respectively, compared to $19.2 million and $61.9 million for the same periods in 2009.

The issuance of common shares over the last six quarters resulted in a decline in net income per common share compared to last year. Net income per diluted common share for the third quarter of 2010 was $1.19, a 4.8 percent decline from $1.25 in the third quarter of 2009. Net income per diluted common share for the first nine months of 2010 was $3.79, a 7.6 percent decline from the $4.10 reported for the same period in 2009.

Net income for the third quarter of 2010 for Park’s Ohio-based operations was $24.9 million, a 3.5 percent decrease from $25.8 million in the third quarter of 2009. Net income for Park's Ohio-based operations was $81.1 million for the first nine months of 2010, a 2.7 percent increase from the $79.0 million reported in the same period of 2009.

Loan portfolio information

Mortgage lending activity continues to be very strong as borrowers take advantage of historically low interest rates. Park originated $193 million in residential mortgages during the third quarter of 2010, a $7 million increase over the $186 million originated in the 2009 third quarter. Park’s loan portfolio grew by $16.5 million during the first nine months of 2010, ending the quarter at $4.66 billion.

“We continue to be an active lender in the communities we serve, evidenced by residential mortgage originations in third quarter 2010 exceeding levels experienced in 2009. Low interest rates and direct access to lenders continues to fuel activity for new and refinanced loans for residential customers,” said Park Chairman C. Daniel DeLawder. “Park affiliates actively seek new relationships for consumers and businesses alike. It’s a great time to borrow money and we stand ready to help our clients meet their financing goals.”

Capital-raising information

Capital-raising activities over the past six quarters increased common shares outstanding by 1,323,572 or 9.5 percent, generating a net total of $81 million in additional capital.

In 2009, Park sold 904,072 common shares and Series A and Series B Common Share Warrants covering an aggregate of 500,000 common shares at a weighted average price per share of $61.20 for gross proceeds of $55.3 million. After selling expenses and professional fees, Park raised $53.5 million of common equity from these capital-raising activities.

Through the first nine months of 2010, Park issued 419,500 common shares upon the exercise of the Series A and Series B Common Share Warrants at a price of $67.75 per common share. After all expenses, Park raised an additional $27.6 million of common equity from the sale of these common shares.

Headquartered in Newark, Ohio, Park National Corporation has $7.1 billion in total assets (as of September 30, 2010). Park consists of 13 community bank divisions and two specialty finance companies. Park's Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, Farmers & Savings Bank Division, United Bank Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division and The Park National Bank of Southwest Ohio & Northern Kentucky Division. Park's other banking subsidiary is Vision Bank (headquartered in Panama City, Florida), and its Vision Bank Division (of Gulf Shores, Alabama). Park also includes Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance) and Guardian Financial Services Company (d.b.a. Guardian Finance Company).

Complete financial tables are included below.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

N e w s R e l e a s e

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This news release contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: deterioration in the asset value of Park's loan portfolio may be worse than expected due to a number of factors, such as adverse changes in economic conditions that impair the ability of borrowers to repay their loans, the underlying value of the collateral could prove less valuable than assumed and cash flows may be worse than expected; Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and weakening in the economy, specifically, the real estate market and credit market, either nationally or in the states in which Park and its subsidiaries do business, may be worse than expected which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; the effects of the Gulf of Mexico oil spill; changes in market rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; our liquidity requirements could be adversely affected by changes in our assets and liabilities; competitive factors among financial institutions increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the effect of fiscal and governmental policies of the United States federal government; demand for loans in the respective market areas served by Park and its subsidiaries, and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and in "Item 1A. Risk Factors" of Part II of Park's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

CONTACTS:	Bethany Lewis, Communications Specialist, 740.349.0421
John Kozak, CFO, 740.349.3792

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended September 30, 2010, June 30, 2010, and September 30, 2009

	2010		2009	Percent change vs.
(in thousands, except share and per share data)	3rd QTR	2nd QTR	3rd QTR	2Q '10	3Q '09
INCOME STATEMENT:
Net interest income	$69,445	$68,721	$68,462	1.1%	1.4%
Provision for loan losses	14,654	13,250	14,958	10.6%	-2.0%
Other income	17,530	16,647	18,165	5.3%	-3.5%
Gain on sale of securities	—	3,515	—	-100.0%	N/A
Total other expense	45,696	47,001	46,052	-2.8%	-0.8%
Income before income taxes	$26,625	$28,632	$25,617	-7.0%	3.9%
Income taxes	7,048	7,466	6,418	-5.6%	9.8%
Net income	$19,577	$21,166	$19,199	-7.5%	2.0%
Preferred stock dividends and accretion	1,452	1,451	1,440	0.1%	0.8%
Net income available to common shareholders	$18,125	$19,715	$17,759	-8.1%	2.1%

MARKET DATA:
Earnings per common share - basic (b)	$1.19	$1.30	$1.25	-8.5%	-4.8%
Earnings per common share - diluted (b)	1.19	1.30	1.25	-8.5%	-4.8%
Cash dividends per common share	0.94	0.94	0.94	0.0%	0.0%
Common book value per common share at period end	43.10	42.94	41.45	0.4%	4.0%
Stock price per common share at period end	64.04	65.04	58.34	-1.5%	9.8%
Market capitalization at period end	979,956	989,054	831,927	-0.9%	17.8%

Weighted average common shares - basic (a)	15,272,720	15,114,846	14,193,411	1.0%	7.6%
Weighted average common shares - diluted (a)	15,272,720	15,114,846	14,193,411	1.0%	7.6%
Common shares outstanding at period end	15,302,244	15,206,854	14,259,971	0.6%	7.3%

PERFORMANCE RATIOS:
Annualized return on average assets (a)(b)	1.02%	1.13%	1.01%	-9.7%	1.0%
Annualized return on average common equity (a)(b)	10.90%	12.27%	12.18%	-11.2%	-10.5%
Yield on loans	5.76%	5.84%	5.99%	-1.4%	-3.8%
Yield on investments	4.26%	4.44%	4.82%	-4.1%	-11.6%
Yield on earning assets	5.34%	5.44%	5.66%	-1.8%	-5.7%
Cost of interest bearing deposits	0.91%	1.04%	1.48%	-12.5%	-38.5%
Cost of borrowings	2.91%	2.94%	2.73%	-1.0%	6.6%
Cost of paying liabilities	1.29%	1.40%	1.73%	-7.9%	-25.4%
Net interest margin (annualized) (g)	4.28%	4.29%	4.22%	-0.2%	1.4%
Efficiency ratio (g)	52.21%	54.75%	52.71%	-4.6%	-0.9%

OTHER RATIOS (NON GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.03%	1.14%	1.02%	-9.6%	1.0%
Annualized return on average tangible common equity (a)(b)(c)	12.39%	14.03%	14.23%	-11.7%	-12.9%
Tangible common book value per common share (d)	$37.93	$37.68	$35.65	0.7%	6.4%

PARK NATIONAL CORPORATION
Financial Highlights (continued)
Three months ended September 30, 2010, June 30, 2010, and September 30, 2009
				Percent change vs.
BALANCE SHEET:	September 30, 2010	June 30, 2010	September 30, 2009	2Q '10	3Q '09
Investment securities	$1,896,969	$1,845,594	$1,873,953	2.8%	1.2%
Loans	4,656,902	4,655,997	4,615,101	0.0%	0.9%
Allowance for loan losses	117,405	120,676	110,040	-2.7%	6.7%
Goodwill and other intangibles	79,199	80,021	82,735	-1.0%	-4.3%
Other real estate owned	52,837	46,456	47,015	13.7%	12.4%
Total assets	7,090,456	7,093,098	6,970,678	0.0%	1.7%
Total deposits	5,100,030	5,168,814	5,114,976	-1.3%	-0.3%
Borrowings	1,003,624	1,008,748	1,066,757	-0.5%	-5.9%
Stockholders' equity	756,627	749,939	687,327	0.9%	10.1%
Common equity	659,539	653,053	591,035	1.0%	11.6%
Tangible common equity (d)	580,340	573,032	508,300	1.3%	14.2%
Nonperforming loans	237,194	237,854	207,212	-0.3%	14.5%
Nonperforming assets	290,031	284,310	254,227	2.0%	14.1%
Past due 90 day loans and still accruing	10,700	17,283	4,849	-38.1%	120.7%

ASSET QUALITY RATIOS:
Loans as a % of period end assets	65.68%	65.64%	66.21%	0.1%	-0.8%
Nonperforming loans as a % of period end loans	5.09%	5.11%	4.49%	-0.4%	13.4%
Past due 90 day loans as a % of period end loans	0.23%	0.37%	0.11%	-37.8%	109.1%
Nonperforming assets / Period end loans + OREO	6.16%	6.05%	5.45%	1.8%	13.0%
Allowance for loan losses as a % of period end loans	2.52%	2.59%	2.38%	-2.7%	5.9%
Net loan charge-offs	$17,925	$12,248	$9,722	46.4%	84.4%
Annualized net loan charge-offs as a % of average loans (a)	1.53%	1.07%	0.84%	43.0%	82.1%

CAPITAL & LIQUIDITY:
Total equity / Period end assets	10.67%	10.57%	9.86%	0.9%	8.2%
Common equity / Period end assets	9.30%	9.21%	8.48%	1.0%	9.7%
Tangible common equity (d) / Tangible assets (f)	8.28%	8.17%	7.38%	1.3%	12.2%
Average equity / Average assets (a)	10.73%	10.56%	9.67%	1.6%	11.0%
Average equity / Average loans (a)	16.27%	16.09%	14.63%	1.1%	11.2%
Average loans / Average deposits (a)	89.64%	88.85%	89.82%	0.9%	-0.2%

PARK NATIONAL CORPORATION
Financial Highlights (continued)
Nine months ended September 30, 2010 and 2009

	September 30,	September 30,	Percent
(in thousands, except share and per share data)	2010	2009	change
INCOME STATEMENT:
Net interest income	$205,546	$204,689	0.4%
Provision for loan losses	44,454	43,101	3.1%
Other income	50,887	57,132	-10.9%
Gain on sale of securities	11,819	7,340	61.0%
Total other expense	140,587	142,065	-1.0%
Income before income taxes	$83,211	$83,995	-0.9%
Income taxes	21,689	22,099	-1.9%
Net income	$61,522	$61,896	-0.6%
Preferred stock dividends and accretion	4,355	4,321	0.8%
Net income available to common shareholders	$57,167	$57,575	-0.7%

MARKET DATA:
Earnings per common share - basic (b)	$3.79	$4.10	-7.6%
Earnings per common share - diluted (b)	3.79	4.10	-7.6%
Cash dividends per common share	2.82	2.82	0.0%

Weighted average common shares - basic (a)	15,090,113	14,055,580	7.4%
Weighted average common shares - diluted (a)	15,090,113	14,055,580	7.4%

PERFORMANCE RATIOS:
Annualized return on average assets (a)(b)	1.08%	1.10%	-1.8%
Annualized return on average common equity (a)(b)	11.85%	13.62%	-13.0%
Yield on loans	5.82%	6.07%	-4.1%
Yield on investments	4.38%	4.91%	-10.8%
Yield on earning assets	5.41%	5.72%	-5.4%
Cost of interest bearing deposits	1.03%	1.60%	-35.6%
Cost of borrowings	2.92%	2.40%	21.7%
Cost of paying liabilities	1.39%	1.78%	-21.9%
Net interest margin (annualized) (g)	4.26%	4.23%	0.7%
Efficiency ratio (g)	54.50%	53.94%	1.0%

ASSET QUALITY RATIOS:
Net loan charge-offs	$43,766	$33,149	32.0%
Annualized net loan charge-offs as a % of average loans (a)	1.27%	0.97%	30.9%

CAPITAL AND LIQUIDITY:
Average equity / Average assets (a)	10.52%	9.42%	11.7%
Average equity / Average loans (a)	16.04%	14.43%	11.2%
Average loans / Average deposits (a)	88.89%	91.79%	-3.2%

OTHER RATIOS (NON GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.10%	1.11%	-0.9%
Annualized return on average tangible common equity (a)(b)(c)	13.54%	16.00%	-15.4%

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(a) Averages are for the quarters ended September 30, 2010, June 30, 2010, and September 30, 2009, and the nine-month periods ended September 30, 2010 and September 30, 2009.

(b) Reported measure uses net income available to common shareholders.

(c) Net income available to common shareholders for each period divided by average tangible common equity during the period.  Average tangible common equity equals average stockholders' equity during the applicable period less (i) average preferred stock during the applicable period and (ii) average goodwill and other intangibles during the applicable period.

RECONCILIATION OF AVERAGE STOCKHOLDERS' EQUITY TO AVERAGE TANGIBLE COMMON EQUITY:
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2010	June 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009
AVERAGE STOCKHOLDERS' EQUITY	$756,939	$741,006	$674,541	$741,837	$661,174
Less: Average preferred stock	96,972	96,770	96,183	96,771	95,994
Average goodwill and other intangibles	79,651	80,469	83,261	80,492	84,194
AVERAGE TANGIBLE COMMON EQUITY	$580,316	$563,767	$495,097	$564,574	$480,986

(d) Tangible common equity equals ending stockholders' equity less preferred stock and goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF STOCKHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY:
	September 30, 2010	June 30, 2010	September 30, 2009
STOCKHOLDERS' EQUITY	$756,627	$749,939	$687,327
Less: Preferred stock	97,088	96,886	96,292
Goodwill and other intangibles	79,199	80,021	82,735
TANGIBLE COMMON EQUITY	$580,340	$573,032	$508,300

(e) Net income available to common shareholders for each period divided by average tangible assets during the period.  Average tangible assets equals average assets less average goodwill and other intangibles.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2010	June 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009
AVERAGE ASSETS	$7,052,789	$7,018,710	$6,975,918	$7,052,488	$7,021,726
Less: Average goodwill and other intangibles	79,651	80,469	83,261	80,492	84,194
AVERAGE TANGIBLE ASSETS	$6,973,138	$6,938,241	$6,892,657	$6,971,996	$6,937,532

(f) Tangible common equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangibles.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	September 30, 2010	June 30, 2010	September 30, 2009
TOTAL ASSETS	$7,090,456	$7,093,098	$6,970,678
Less: Goodwill and other intangibles	79,199	80,021	82,735
TANGIBLE ASSETS	$7,011,257	$7,013,077	$6,887,943

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(g) Efficiency ratio is calculated by taking total other expense divided by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 35% tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2010	June 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009
Interest income	$86,682	$87,242	$91,868	$261,126	$277,325
Fully taxable equivalent adjustment	553	473	478	1,507	1,577
Fully taxable equivalent interest income	$87,235	$87,715	$92,346	$262,633	$278,902
Interest expense	17,237	18,521	23,406	55,580	72,636
Fully taxable equivalent net interest income	$69,998	$69,194	$68,940	$207,053	$206,266

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands, except share and per share data)	2010	2009	2010	2009

Interest income:
Interest and fees on loans	$67,123	$69,339	$200,287	$206,923
Interest on:
Obligations of U.S. Government, its agencies
and other securities	19,333	22,204	60,071	69,233
Obligations of states and political subdivisions	192	316	613	1,131
Other interest income	34	9	155	38
Total interest income	86,682	91,868	261,126	277,325

Interest expense:
Interest on deposits:
Demand and savings deposits	1,263	2,768	4,620	8,482
Time deposits	8,532	13,362	28,700	41,536
Interest on borrowings	7,442	7,276	22,260	22,618
Total interest expense	17,237	23,406	55,580	72,636

Net interest income	69,445	68,462	205,546	204,689

Provision for loan losses	14,654	14,958	44,454	43,101

Net interest income after provision for loan losses	54,791	53,504	161,092	161,588

Other income	17,530	18,165	50,887	57,132

Gain on sale of securities	—	—	11,819	7,340

Other expense:
Salaries and employee benefits	24,500	25,589	73,684	76,410
Occupancy expense	2,840	2,772	8,750	8,812
Furniture and equipment expense	2,624	2,463	7,820	7,339
Other expense	15,732	15,228	50,333	49,504
Total other expense	45,696	46,052	140,587	142,065

Income before income taxes	26,625	25,617	83,211	83,995

Income taxes	7,048	6,418	21,689	22,099

Net income	$19,577	$19,199	$61,522	$61,896

Preferred stock dividends and accretion	1,452	1,440	4,355	4,321

Net income available to common shareholders	$18,125	$17,759	$57,167	$57,575

Per Common Share:
Net income - basic	$1.19	$1.25	$3.79	$4.10
Net income - diluted	$1.19	$1.25	$3.79	$4.10

Weighted average shares - basic	15,272,720	14,193,411	15,090,113	14,055,580
Weighted average shares - diluted	15,272,720	14,193,411	15,090,113	14,055,580

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	September 30, 2010	Dec. 31, 2009	September 30, 2009

Assets

Cash and due from banks	$115,795	$116,802	$127,079
Money market instruments	17,791	42,289	10,583
Investment securities	1,896,969	1,863,560	1,873,953
Loans	4,656,902	4,640,432	4,615,101
Allowance for loan losses	117,405	116,717	110,040
Loans, net	4,539,497	4,523,715	4,505,061
Bank premises and equipment, net	70,401	69,091	67,194
Goodwill and other intangibles	79,199	81,799	82,735
Other real estate owned	52,837	41,240	47,015
Other assets	317,967	301,833	257,058

Total assets	$7,090,456	$7,040,329	$6,970,678

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$909,619	$897,243	$817,897
Interest bearing	4,190,411	4,290,809	4,297,079
Total deposits	5,100,030	5,188,052	5,114,976
Borrowings	1,003,624	1,053,850	1,066,757
Other liabilities	230,175	81,163	101,618
Total liabilities	$6,333,829	$6,323,065	$6,283,351

Stockholders' Equity:
Preferred Stock (200,000 shares authorized in 2010 and 2009;
100,000 shares issued in 2010 and 2009)	$97,088	$96,483	$96,292
Common stock (No par value; 20,000,000 shares authorized
in 2010 and 2009; 16,151,076 shares issued at September 30, 2010,
16,151,112 at December 31, 2009, and 16,151,123 at September 30, 2009)	301,206	301,208	301,209
Common stock warrants	4,509	5,361	4,297
Accumulated other comprehensive income, net of taxes	12,354	15,661	20,018
Retained earnings	428,876	423,872	447,122
Treasury stock (848,832 shares at September 30, 2010, 1,268,332 at
December 31, 2009 and 1,891,152 shares at September 30, 2009)	(87,406)	(125,321)	(181,611)
Total stockholders' equity	$756,627	$717,264	$687,327

Total liabilities and stockholders' equity	$7,090,456	$7,040,329	$6,970,678

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands)	2010	2009	2010	2009

Assets

Cash and due from banks	$122,405	$109,935	$115,944	$111,988
Money market instruments	67,923	31,661	95,917	25,571
Investment securities	1,811,797	1,881,061	1,821,587	1,957,788
Loans	4,651,739	4,610,716	4,624,692	4,582,037
Allowance for loan losses	122,717	104,763	120,158	101,821
Loans, net	4,529,022	4,505,953	4,504,534	4,480,216
Bank premises and equipment, net	70,206	67,124	69,684	67,846
Goodwill and other intangibles	79,651	83,261	80,492	84,194
Other real estate owned	47,971	44,155	45,379	36,535
Other assets	323,814	252,768	318,951	257,588

Total assets	$7,052,789	$6,975,918	$7,052,488	$7,021,726

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$906,376	$817,625	$889,933	$805,488
Interest bearing	4,283,050	4,315,622	4,312,565	4,186,578
Total deposits	5,189,426	5,133,247	5,202,498	4,992,066
Borrowings	1,014,433	1,058,303	1,021,029	1,257,673
Other liabilities	91,991	109,827	87,124	110,813
Total liabilities	$6,295,850	$6,301,377	$6,310,651	$6,360,552

Stockholders' Equity:
Preferred stock	$96,972	$96,183	$96,771	$95,994
Common stock	301,206	301,209	301,219	301,209
Common stock warrants	4,590	4,297	4,962	4,297
Accumulated other comprehensive income, net of taxes	15,462	10,160	16,930	10,752
Retained earnings	428,878	450,506	428,500	449,007
Treasury stock	(90,169)	(187,814)	(106,545)	(200,085)
Total stockholders' equity	$756,939	$674,541	$741,837	$661,174

Total liabilities and stockholders' equity	$7,052,789	$6,975,918	$7,052,488	$7,021,726

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2010	2010	2010	2009	2009
(in thousands, except per share data)	3rd QTR	2nd QTR	1st QTR	4th QTR	3rd QTR

Interest income:
Interest and fees on loans	$67,123	$66,723	$66,441	$68,676	$69,339
Interest on:
Obligations of U.S. Government, its agencies
and other securities	19,333	20,263	20,475	21,325	22,204
Obligations of states and political subdivisions	192	204	217	286	316
Other interest income	34	52	69	78	9
Total interest income	86,682	87,242	87,202	90,365	91,868

Interest expense:
Interest on deposits:
Demand and savings deposits	1,263	1,582	1,775	2,333	2,768
Time deposits	8,532	9,518	10,650	12,269	13,362
Interest on borrowings	7,442	7,421	7,397	6,961	7,276
Total interest expense	17,237	18,521	19,822	21,563	23,406

Net interest income	69,445	68,721	67,380	68,802	68,462

Provision for loan losses	14,654	13,250	16,550	25,720	14,958

Net interest income after provision for loan losses	54,791	55,471	50,830	43,082	53,504

Other income	17,530	16,647	16,710	16,718	18,165

Gain on sale of securities	—	3,515	8,304	—	—

Other expense:
Salaries and employee benefits	24,500	24,013	25,171	24,815	25,589
Occupancy expense	2,840	2,793	3,117	2,740	2,772
Furniture and equipment expense	2,624	2,564	2,632	2,395	2,463
Other expense	15,732	17,631	16,970	16,710	15,228
Total other expense	45,696	47,001	47,890	46,660	46,052

Income before income taxes	26,625	28,632	27,954	13,140	25,617

Income taxes	7,048	7,466	7,175	844	6,418

Net income	$19,577	$21,166	$20,779	$12,296	$19,199

Preferred stock dividends and accretion	1,452	1,451	1,452	1,441	1,440

Net income available to common shareholders	$18,125	$19,715	$19,327	$10,855	$17,759

Per Common Share:
Net income - basic	$1.19	$1.30	$1.30	$0.74	$1.25
Net income - diluted	$1.19	$1.30	$1.30	$0.74	$1.25

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2010	2010	2010	2009	2009
(in thousands)	3rd QTR	2nd QTR	1st QTR	4th QTR	3rd QTR

Other income:
Income from fiduciary activities	$3,314	$3,528	$3,422	$3,397	$3,071
Service charges on deposits	5,026	5,092	4,746	5,604	5,788
Other service income	3,909	3,476	2,982	3,588	3,895
Checkcard fee income	2,900	2,765	2,444	2,488	2,342
Bank owned life insurance income	1,313	1,254	1,216	1,329	1,297
Other	1,068	532	1,900	312	1,772
Total other income	$17,530	$16,647	$16,710	$16,718	$18,165

Other expense:
Salaries and employee benefits	$24,500	$24,013	$25,171	$24,815	$25,589
Net occupancy expense	2,840	2,793	3,117	2,740	2,772
Furniture and equipment expense	2,624	2,564	2,632	2,395	2,463
Data processing fees	1,403	1,394	1,593	1,544	1,323
Professional fees and services	4,477	5,299	4,856	5,385	3,725
Amortization of intangibles	822	842	936	937	936
Marketing	840	946	902	943	983
Insurance	2,316	2,333	2,198	2,376	2,254
Communication	1,696	1,647	1,769	1,720	1,652
State taxes	865	838	845	424	892
Other	3,313	4,332	3,871	3,381	3,463
Total other expense	$45,696	$47,001	$47,890	$46,660	$46,052

PARK NATIONAL CORPORATION
Asset Quality Information

	Quarter ended			Year ended December 31,
(in thousands, except ratios)	September 30, 2010	June 30, 2010	March 31, 2010	2009	2008	2007

Allowance for loan losses:
Allowance for loan losses, beginning of period	$120,676	$119,674	$116,717	$100,088	$87,102	$70,500
Charge-offs	19,205	13,273	15,578	59,022	62,916	27,776
Recoveries	1,280	1,025	1,985	6,830	5,415	5,568
Net charge-offs	17,925	12,248	13,593	52,192	57,501	22,208
Provision for loan losses	14,654	13,250	16,550	68,821	70,487	29,476
Allowance for loan losses of acquired bank	—	—	—	—	—	9,334
Allowance for loan losses, end of period	$117,405	$120,676	$119,674	$116,717	$100,088	$87,102

Asset Quality Ratios:
Net charge-offs as a % of average loans (annualized for quarterly periods)	1.53%	1.07%	1.19%	1.14%	1.32%	0.55%
Allowance for loan losses as a % of period end loans	2.52%	2.59%	2.60%	2.52%	2.23%	2.06%

Nonperforming Assets:
Nonaccrual loans	$237,194	$237,640	$230,498	$233,544	$159,512	$101,128
Renegotiated loans	—	214	60	142	2,845	2,804
Loans past due 90 days or more	10,700	17,283	11,853	14,773	5,421	4,545
Total nonperforming loans	$247,894	$255,137	$242,411	$248,459	$167,778	$108,477
Other real estate owned - Ohio-based operations	9,658	9,554	10,802	6,037	6,149	6,369
Other real estate owned - Vision Bank	43,179	36,902	35,052	35,203	19,699	7,074
Total nonperforming assets	$300,731	$301,593	$288,265	$289,699	$193,626	$121,920
Percentage of nonperforming loans to period end loans	5.32%	5.48%	5.27%	5.35%	3.74%	2.57%
Percentage of nonperforming assets to period end loans	6.46%	6.48%	6.27%	6.24%	4.31%	2.89%
Percentage of nonperforming assets to period end assets	4.24%	4.25%	4.02%	4.11%	2.74%	1.88%

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$237,640	$230,498	$233,544	$159,512	$101,128	$16,004
New nonaccrual loans	34,104	30,870	30,252	184,181	141,749	113,720
Resolved nonaccrual loans	34,550	23,728	33,298	110,149	83,365	28,596
Nonaccrual loans, end of period	$237,194	$237,640	$230,498	$233,544	$159,512	$101,128

Impaired Commercial Loan Portfolio Information (period end):
Unpaid principal balance	$254,356	$250,305	$244,822	$245,092	$171,310	$100,307
Prior charge-offs	48,201	46,731	46,175	43,949	29,967	10,226
Remaining principal balance	206,155	203,574	198,647	201,143	141,343	90,081
Specific reserves	35,293	38,767	38,739	36,721	8,875	3,492
Book value, after specific reserve	$170,862	$164,807	$159,908	$164,422	$132,468	$86,589

Vision Bank Commercial Land & Development (CL&D) Loan Portfolio Information:
CL&D loans, period end	$175,988	$192,051	$200,112	$218,205	$251,443	$295,743
Performing CL&D loans, period end	93,361	97,562	116,672	132,788	191,712	260,195
Impaired CL&D loans, period end	82,627	94,489	83,440	85,417	59,731	35,548
Specific reserve on impaired CL&D loans	19,644	25,006	24,404	21,706	3,134	1,184
Book value of impaired CL&D loans, after specific reserve	$62,983	$69,483	$59,036	$63,711	$56,597	$34,364

Cumulative prior charge-offs on impaired Vision Bank CL&D loans, period end	$26,141	$23,973	$26,334	$24,931	$18,839	$7,399